                                                    EXHIBIT 24


                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, That the undersigned officers and/or directors of Sun Company, Inc., a Pennsylvania corporation ("Company") which intends to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-3 with respect to registration under said Act of up to $700 million of debt securities, equity securities and warrants to purchase debt and equity securities, of the Company, each hereby constitutes and appoints the Senior Vice President and Chief Financial Officer, the Corporate Secretary, and the Comptroller, and each of them, his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him or her and to act in his or her name, place and stead, in any and all capacities, to sign said Registration Statement and any related documents, including any and all future amendments thereto, and to file such Registration Statement and any amendments, with all exhibits thereto, and any and all other documents in connection therewith, with the Securities and Exchange Commission, hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or either of them, or their or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned have hereunto set their hands and seals this 5th day of May, 1994.

s/ROBERT M. AIKEN, JR.
Robert M. Aiken, Jr.
Senior Vice President and Chief
Financial Officer
(Principal Financial Officer)


s/DONALD J. AINSWORTH
Donald J. Ainsworth
Corporate Secretary


s/ROBERT H. CAMPBELL
Robert H. Campbell
Chairman of the Board, Chief
Executive Officer, President and
Director (Principal Executive
Officer)


s/RAYMOND E. CARTLEDGE
Raymond E. Cartledge
Director


s/RICHARD L. CARTLIDGE
Richard L. Cartlidge
Comptroller
(Principal Accounting Officer)


s/ROBERT E. CAWTHORN
Robert E. Cawthorn
Director


s/MARY J. EVANS
Mary J. Evans
Director


s/THOMAS P. GERRITY
Thomas P. Gerrity
Director


s/JAMES G. KAISER
James G. Kaiser
Director


s/THOMAS W. LANGFITT
Thomas W. Langfitt
Director


s/R. ANDERSON PEW
R. Anderson Pew
Director


s/ALBERT E. PISCOPO
Albert E. Piscopo
Director


s/WILLIAM F. POUNDS
William F. Pounds
Director


s/B. RAY THOMPSON, JR.
B. Ray Thompson, Jr.
Director


s/ALEXANDER B. TROWBRIDGE
Alexander B. Trowbridge
Director